Baird LargeCap Fund

Trading Symbols:
BHGSX – Investor Class Shares
BHGIX – Institutional Class Shares

Summary Prospectus
December 23, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com/shareholder-info. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated December 23, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Baird LargeCap Fund (the “Fund”) is to provide long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.70%	0.70%
Total Annual Fund Operating Expenses(1)	1.60%	1.35%
Less: Expense Reimbursement(2)	-0.60%	-0.60%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	0.75%
______________________
(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets (before waivers) found within the “Financial Highlights” section of this prospectus, which reflects the operating expenses of the Fund and does not include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies.

(2)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Investor Class shares and 0.75% of average daily net assets for the Institutional Class shares. This obligation includes interest expense and the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies and excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation. The agreement will continue in effect at least through April 30, 2015 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$102	$446	$814	$1,849
Institutional Class Shares	$77	$368	$682	$1,572

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.2% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large-capitalization companies, principally common stocks and American Depositary Receipts (“ADRs”) that are traded on major U.S. exchanges. The Fund defines large-capitalization companies as those companies with a market capitalization within the range of companies in the S&P 500® Index at the time of investment. The Fund may also invest in shares of exchange-traded funds (“ETFs”) that principally invest in large-capitalization companies such as, without limitation, the iShares S&P Index Fund or SPDR S&P 500 ETF. In selecting investments for the Fund, the Fund’s sub-advisor, Baird Kailash Group, LLC (the “Subadvisor”), will focus on securities that, in the Subadvisor’s opinion, are out-of-favor in the marketplace but that will experience favorable risk-adjusted returns. While the Subadvisor considers both “growth” and “value” factors in its investment processes, the Subadvisor may have a tendency to be more value-oriented.

The Subadvisor’s portfolio decision-making process is primarily quantitative and driven by proprietary models which rank securities based on fundamental measures of value, past performance and indicators of recent positive changes. All investment decisions are implemented using the quantitative model. In addition to a quantitative assessment, the Subadvisor evaluates the outputs from the models based on regular fundamental analyses and uses such evaluation to identify process-oriented items to improve the model. More specifically, characteristics or items identified as potential risks or opportunities on a fundamental level are tested to see if they are actionable and can be part of a repeatable investment process. This is done primarily by incorporating relevant fundamental analysis-based insights into the underlying model as and when deemed necessary.
Quantitative investment analysis is a method of evaluating securities by analyzing a large amount of data through the use of algorithms or models to generate an investment decision.

Fundamental analysis involves a bottom-up approach to investing through a detailed analysis of specific companies, including their financial statements and financial ratios, management, competitive advantages and markets, in an attempt to determine the value of its stock.

The investment model is intended to take advantage of marketplace anomalies and, therefore, the Fund’s investments may be significantly weighted toward one or more economic sectors. Similarly, it is also possible the Fund will have no exposure to one or more economic sectors.

Principal Risks

Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Quantitative Model Investment Risks
The success of the quantitative investment methodologies and processes employed by the Subadvisor depends on the analyses and assessments that were used in developing such methodologies and processes, as well as on the accuracy and reliability of models and data provided by third parties. Incorrect analyses and assessments or inaccurate or incomplete models and data would adversely affect performance. Certain low-probability events or factors that are assigned little weight may occur or prove to be more likely or may have more relevance than expected, for short or extended periods of time. It is also possible that prices of securities may move in directions that were not predicted by the Subadvisor’s quantitative methodologies. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risks
The Subadvisor’s quantitative investment processes do not limit exposure to any individual economic sector. When weighted toward one or more economic sectors, the Fund is subject to the risk that adverse events, changes or developments within a particular sector or major companies in that sector may result in a meaningful decline in the value of the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years. Continuing market problems may have adverse effects on the Fund.

Management Risks
The Subadvisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Exchange-Traded Funds Risks
You will indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Accordingly, your cost of investing in the Fund will generally be higher than the cost of investing directly in the ETF. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track.

Market Capitalization Risks
Stocks of companies with certain market capitalizations may perform differently from the equities markets generally. The Fund’s investments will focus on companies with large market capitalizations. At times, large-cap stocks may underperform as compared to small- or mid-cap stocks, and vice versa. Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

Investment Style Risks
From time to time and often for extended periods of time, certain investment styles may be in favor while other investment styles may be out of favor. When a certain investment style is out of favor, the performance of that style and stocks that meet the parameters of that style may be weaker than styles and stocks that are in favor. For instance, when the market favors a growth style of investing, growth stocks (e.g., stocks with high price-to earnings or price-to-sales ratios or stocks that have experienced or are perceived as having potential for significant revenue or earnings growth) may perform significantly better than value stocks. While the Subadvisor considers both “growth” and “value” factors in its investment processes, the Subadvisor may have a tendency to be more value-oriented.

Foreign Issuer Risks
The Subadvisor may invest in stocks (or ADRs representing stocks) of foreign companies that are traded on U.S. exchanges. A foreign company may include a company whose headquarters or principal business operations are conducted outside the U.S. To the extent the Subadvisor invests in foreign companies, it would be subject to unique risks. The risks of investing in foreign companies include economic conditions, government policy, tax rates, prevailing interest rates, credit conditions, political or social developments, currency fluctuations and controls, and different accounting practices and auditing standards that are applicable to the country or countries in which the companies are primarily located. These risks are more pronounced in emerging market countries.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception compare with those of a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Subadvisor became the Fund’s sub-advisor effective December 23, 2013. The performance results shown in the bar chart and table are from periods during which the Fund was managed by the Advisor prior to the retention of the Subadvisor. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd quarter 2009	17.66%
Worst quarter:	4th quarter 2008	-26.49%

After-tax returns are shown only for Institutional Class shares, and the after-tax returns for Investor Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit that increases the after-tax return.

Average Annual Total Returns as of December 31, 2012	1 Year	5 Years	10 Years	Since Inception (9/29/00)
Institutional Class
Return Before Taxes	13.62%	1.42%	4.83%	0.26%
Return After Taxes on Distributions	13.56%	1.38%	4.77%	0.19%
Return After Taxes on Distributions and Sale of Fund Shares	8.94%	1.21%	4.21%	0.20%
Investor Class
Return Before Taxes	13.32%	1.20%	4.56%	0.00%
Russell 1000® Growth Index S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.26% 16.00%	3.12% 1.66%	7.52% 7.10%	-0.57% 1.88%

The S&P 500® Index has been selected to replace the Russell 1000® Growth Index as the Fund’s primary benchmark because the S&P 500® Index more accurately represents the Fund’s investment strategy.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Subadvisor
Baird Kailash Group, LLC, an affiliate of the Advisor, is the Fund’s sub-advisor.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title

Matthew Malgari	2013	Senior Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1-866-442-2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.